Exhibit 99.7
TIME WARNER CABLE INC.
290 Harbor Drive
Stamford, CT 06902
July 31, 2006

Comcast Cable Communications	MOC Holdco II, Inc.
Holdings, Inc.	1201 N. Market Street
1500 Market Street	Suite 1405
Philadelphia, PA 19102-2184	Wilmington, DE 19801
ATTN: General Counsel

MOC Holdco I, LLC	TWE Holdings II Trust
1201 N. Market Street	c/o Edith E. Holiday
Suite 1405	801 West Street
Wilmington, DE 19801	2nd Floor
Wilmington, DE 19801

TWE Holdings I Trust	Comcast Corporation
c/o Edith E. Holiday	1500 Market Street
801 West Street	Philadelphia, PA 19102-2184
2nd Floor	ATTN: General Counsel
Wilmington, DE 19801
Ladies and Gentlemen:
          Reference is made to that certain Redemption Agreement, dated as of April 20, 2005, as amended from time to time (the “TWC Redemption Agreement”), by and among Comcast Cable Communications Holdings, Inc., a Delaware corporation (“Comcast Cable”), MOC Holdco II, Inc., a Delaware corporation, TWE Holdings II Trust, a Delaware statutory trust, Cable Holdco II Inc., a Delaware corporation, Time Warner Cable Inc., a Delaware corporation, TWE Holding I LLC, a Delaware limited liability company, and, for certain limited purposes, TWE Holdings I Trust, a Delaware statutory trust (“Comcast I Trust”), Comcast Corporation, a Pennsylvania corporation, and Time Warner Inc., a Delaware corporation.
          Reference is also made to that certain Redemption Agreement, dated as of April 20, 2005, as amended from time to time (the “TWE Redemption Agreement”), by and among Comcast Cable, MOC Holdco I, LLC, a Delaware limited liability company, Comcast I Trust, Cable Holdco III LLC, a Delaware limited liability company, Time Warner Entertainment Company, L.P., a Delaware limited partnership, and the other parties named therein.

          Capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to such terms in the TWC Redemption Agreement or the TWE Redemption Agreement, as applicable.
     A. The parties hereto agree (on behalf of themselves and their respective Affiliates) that the TWC Redemption Agreement is hereby amended as follows:
          1. The following definitions shall be added in the appropriate alphabetical order in Section 1.1 of the TWC Redemption Agreement:
     “Exempt Employee” means a Transferred System Employee who is properly classified as “exempt” for federal wage and hour purposes.”
     “Non-Exempt Employee” means a Transferred System Employee who is properly classified as “non-exempt” for federal wage and hour purposes.”
     “TWE Holdco II” means TWE Holding II LLC, a Delaware limited liability company.”
     “TWE Holdings” means TWE Holdings, L.P., a Delaware limited partnership.
          2. The following definition shall be added in the appropriate alphabetical order in Section 1.2 of the TWC Redemption Agreement:

Term	Section or Exhibit
TWC Subsidiary	6.15	(i)
          3. Clause (iii) of Section 2.1(c) of the TWC Redemption Agreement shall be deleted and replaced with the following:
     “(iii) letters of credit, surety bonds, performance bonds and other similar instruments and any stocks, bonds, certificates of deposit and similar investments;”
          4. The first sentence in Section 2.1(d)(i) of the TWC Redemption Agreement shall be deleted and replaced with the following:
     “(i) If and to the extent that the transfer or assignment from TWE to TWE Holdings, from TWE Holdings to TWE Holdco I or TWE Holdco II, from TWE Holdco II to TWE Holdco I, from any Transferring Person to Time Warner Cable or from Time Warner Cable or any of its Affiliates to Holdco of any Transferred Asset or interest therein (or following such transfer or assignment, the transfer of Holdco Shares to Comcast Trust or Comcast Subsidiary, or from Comcast Trust to Comcast Subsidiary, as the case may be) would be a violation of applicable Legal Requirements with respect to such Transferred Asset, require any Authorization that is not obtained with respect to such Transferred Asset or otherwise adversely affect the rights of the applicable transferee thereunder then the transfer or assignment to Time Warner Cable or Holdco, as applicable, of such Transferred Asset (each a “Delayed Transfer Asset”) shall be automatically deemed deferred and any such purported transfer or assignment shall be null and void until such time as all legal impediments are removed and/or such Authorizations have been made or obtained.”
          5. Clause (a) of Section 2.2 of the TWC Redemption Agreement shall be deleted and replaced with the following:
     “(a) Liabilities of Time Warner Cable and its Affiliates to the extent arising out of, resulting from or associated with the ownership and operation of the Transferred Assets and/or the Transferred Business prior to Closing, or the transfer of such Transferred Assets and/or Transferred Business at Closing, including all Master Pre-Closing Liabilities, but in each case only to the extent such Liabilities are (x) not specifically otherwise allocated pursuant to Section 3.4 hereof or (y) reflected in the Closing Net Liabilities Amount used to calculate the Final Closing Adjustment Amount and”
          6. Clauses (i) through (iii) of Section 3.1(l) of the TWC Redemption Agreement shall be deleted and replaced with the following:
     “(i) Except for the employees holding the job titles as of the date hereof listed on Schedule 3.1(l)(i) (as previously identified by name to Comcast Subsidiary by Time Warner Cable), from the date hereof until the Closing neither Time Warner Cable nor any of its Subsidiaries will solicit for employment any Transferred System Employees who are Exempt Employees (other than with the prior written consent of Comcast Subsidiary or to comply with the provisions of Section 3.1(a)). Except for the employees holding the job titles as of the date hereof listed on Schedule 3.1(l)(i) (as previously identified by name to Comcast Subsidiary by Time Warner Cable), from the Closing until the first anniversary of the Closing neither Time Warner Cable nor any of its Subsidiaries will solicit for employment any Transferred System Employee who is then, or was at the time of resignation from Comcast Subsidiary or one of its Affiliates, an Exempt Employee of Comcast Subsidiary or one of its Affiliates (other than with the prior written consent of Comcast Subsidiary); provided that no consent shall be required for Time Warner Cable or any of its Subsidiaries to solicit for employment any Transferred System Employee whose employment was involuntarily terminated by Comcast Subsidiary or one of its Affiliates.
     (ii) Except for the employees holding the job titles as of the date hereof listed on Schedule 3.1(l)(i) (as previously identified by name to Comcast Subsidiary by Time Warner Cable), from the date hereof until the Closing neither Time Warner Cable nor any of its Subsidiaries will hire any Transferred System Employees who are Exempt Employees (other than with the prior written consent of Comcast Subsidiary or to comply with the provisions of Section 3.1(a)); provided that no consent shall be required for Time Warner Cable or any of its Subsidiaries to hire any Transferred System Employee whose employment was terminated by Time Warner Cable or any of its Subsidiaries as a result of the permanent elimination of such Transferred System Employee’s position. Except for the employees holding job titles as of the date hereof listed on Schedule 3.1(l)(i) (as previously identified by name to Comcast Subsidiary by Time Warner Cable), from the Closing until the first anniversary of the Closing neither Time Warner Cable nor any of its Subsidiaries will hire any Transferred System Employee who is then, or was at the time of resignation from Comcast Subsidiary, an Exempt Employee of Comcast Subsidiary or one

of its Affiliates (other than with the prior written consent of Comcast Subsidiary); provided that no consent shall be required for Time Warner Cable or any of its Subsidiaries to hire any Transferred System Employee, including any Exempt Employee, whose employment was involuntarily terminated by Comcast Subsidiary or one of its Affiliates.
     (iii) Notwithstanding the foregoing, advertising through mass media in which an offer of employment, if any, is available to the general public, such as magazines, newspapers and sponsorships of public events, or advertising through a company website or intranet site or through any other website on the internet that is used for advertising or listing jobs, or other customary posting of a position that is simultaneously advertised on a company website or intranet site, in each case that is generally available to employees of Time Warner Cable and its Affiliates, shall not be prohibited by this Section 3.1(l). Solely for purposes of this Section 3.1(l), Transferred System Employees shall in no event include the beneficiary or dependent of any Transferred System Employee unless such beneficiary or dependent is otherwise a Transferred System Employee.”
          7. Section 6.15(g) of the TWC Redemption Agreement shall be deleted and replaced with the following:
     “(g) Each of TWE Holdco I, TWE Holdco II, and TWE Holdings will be a disregarded entity for U.S. federal income tax purposes as of the Closing. Each of TWE Holdco I, TWE Holdco II and TWE Holdings shall be a Transferring Person.”
          8. The following shall be added as sub-sections (h) and (i) to Section 6.15 of the TWC Redemption Agreement:
     “(h) At the Closing, there will be no SMATV Acquisition that was entered into prior to Closing by Time Warner Cable or its Controlled Affiliates that, as of the Closing, has not been either (i) consummated (including the payment of all consideration in respect thereof) or (ii) abandoned with no further liability on the part of Time Warner Cable or its Affiliates.
     (i) In connection with the GP Redemption, (i) TWE Holdings will transfer to TWE Holdco I and TWE Holdco II, an undivided 98% interest and an undivided 2% interest, respectively, in certain Transferred Assets, subject to the assumption of a 98% undivided interest and a 2% undivided interest, respectively, in certain Assumed Liabilities, and (ii) TWE Holdco II will thereafter transfer its interest in such Transferred Assets, subject to the assumption of its interest in such Assumed Liabilities, to TWE Holdco I (collectively, the “Undivided Interest Transfers”). The Undivided Interest Transfers will not adversely affect the relevant Transferred Assets or Assumed Liabilities as compared to a direct transfer of 100% of such Transferred Assets and Assumed Liabilities from TWE Holdings to TWE Holdco I.”
          9. Section 7.2(j) of the TWC Redemption Agreement shall be deleted and replaced with the following:

     “(j) transfer the employment duties of any employee of a Transferred System who is at the time of such transfer an Exempt Employee from such Transferred System to a different business unit or Subsidiary of Time Warner Cable or any of its Affiliates; provided, however, that the foregoing shall not apply to any Retained Employees;”
          10. The penultimate sentence of Section 7.9 of the TWC Redemption Agreement shall be deleted and replaced with the following:
     “Except as otherwise agreed in writing, Holdco shall promptly reimburse Time Warner Cable for the actual out-of-pocket cost to Time Warner Cable and its Affiliates of providing any Transitional Services.”
          11. The penultimate sentence of Section 11.3 of the TWC Redemption Agreement shall be deleted and replaced with the following:
     “If the Indemnitor is not entitled (or elects not) to assume the defense or continue to control the defense of any Litigation or Franchise Matter as a result of the proviso in the second sentence of this Section 11.3, the Indemnitee shall not settle the Litigation or Franchise Matter in question if the Indemnitor shall have any obligation as a result of such settlement (whether monetary or otherwise) unless such settlement is consented to in writing by the Indemnitor, such consent not to be unreasonably withheld or delayed.”
          12. Schedule 2.1(b)(iv) of the Disclosure Letter, referenced in the first sentence of Section 1.3, shall be amended by deleting the following entries relating to “Chattahoochee” and “Chipley”:

Division	Location	State	Call Sign	Type of License
National	Chattahoochee	FL	WM71	TVRO
National	Chipley	FL	E6306	TVRO
     B. The parties hereto agree (on behalf of themselves and their respective Affiliates) that the TWE Redemption Agreement is hereby amended as follows:
          1. The following definitions shall be added in the appropriate alphabetical order in Section 1.1 of the TWE Redemption Agreement:
     “Exempt Employee” means a Transferred System Employee who is properly classified as “exempt” for federal wage and hour purposes.”
     “Non-Exempt Employee” means a Transferred System Employee who is properly classified as “non-exempt” for federal wage and hour purposes.”
     “TWE-A/N Holdco” means TWE-A/N Holdco, L.P., a Delaware limited partnership.”
     “TWE-A/N Holdings I” means TWE-A/N Holdings I, LLC, a Delaware limited liability company.”

     “TWE-A/N Holdings II” means TWE-A/N Holdings II, LLC, a Delaware limited liability company.”
     “TWE-A/N Redemption” means the transactions contemplated by the Redemption Agreement, dated as of the Closing Date, by and among TWE, TWE-A/N, TWE-A/N Holdco, TWE-A/N Holdings I and TWE-A/N Holdings II.”
          2. The following definition shall be added in the appropriate alphabetical order in Section 1.2 of the TWE Redemption Agreement:

Term	Section or Exhibit
TWE Subsidiary	6.15	(i)
          3. Clause (iii) of Section 2.1(c) of the TWE Redemption Agreement shall be deleted and replaced with the following:
     “(iii) letters of credit, surety bonds, performance bonds and other similar instruments and any stocks, bonds, certificates of deposit and similar investments;”
          4. The first sentence in Section 2.1(d)(i) of the TWE Redemption Agreement shall be deleted and replaced with the following:
     “(i) If and to the extent that the transfer or assignment from TWE-A/N to TWE-A/N Holdco, from TWE-A/N Holdco to TWE-A/N Holdings I or TWE-A/N Holdings II, from TWE-A/N Holdings I and TWE-A/N Holdings II to TWE, or from TWE or any of its Affiliates to Holdco (or any successor thereof) of any Transferred Asset or interest therein (or following such transfer or assignment, the transfer of Holdco Interests to Comcast Trust or Comcast Subsidiary, or from Comcast Trust to Comcast Subsidiary, as the case may be) would be a violation of applicable Legal Requirements with respect to such Transferred Asset, require any Authorization that is not obtained with respect to such Transferred Asset or otherwise adversely affect the rights of the applicable transferee thereunder then the transfer or assignment to Holdco of such Transferred Asset (each a “Delayed Transfer Asset”) shall be automatically deemed deferred and any such purported transfer or assignment shall be null and void until such time as all legal impediments are removed and/or such Authorizations have been made or obtained.”
          5. Clause (a) of Section 2.2 of the TWE Redemption Agreement shall be deleted and replaced with the following:
     “(a) Liabilities of TWE and its Affiliates to the extent arising out of, resulting from or associated with the ownership and operation of the Transferred Assets and/or the Transferred Business prior to Closing, or the transfer of such Transferred Assets and/or Transferred Business at Closing, including all Master Pre-Closing Liabilities, but in each case only to the extent such Liabilities are (x) not specifically otherwise allocated pursuant to Section 3.4 hereof or (y) reflected in the Closing Net Liabilities Amount used to calculate the Final Closing Adjustment Amount and”

          6. Clauses (i), (ii) and (iv) of Section 3.1(l) of the TWE Redemption Agreement shall be deleted and replaced with the following:
     “(i) Except for the employees holding the job titles as of the date hereof listed on Schedule 3.1(l)(i) (as previously identified by name to Comcast Subsidiary by TWE), from the date hereof until the Closing neither TWE nor any of its Subsidiaries will solicit for employment any Transferred System Employees who are Exempt Employees (other than with the prior written consent of Comcast Subsidiary or to comply with the provisions of Section 3.1(a)). Except for the employees holding job titles as of the date hereof listed on Schedule 3.1(l)(i) (as previously identified by name to Comcast Subsidiary by TWE), from the Closing until the first anniversary of the Closing neither TWE nor any of its Subsidiaries will solicit for employment any Transferred System Employee who is then, or was at the time of resignation from Comcast Subsidiary or one of its Affiliates, an Exempt Employee of Comcast Subsidiary or one of its Affiliates (other than with the prior written consent of Comcast Subsidiary); provided that no consent shall be required for TWE or any of its Subsidiaries to solicit for employment any Transferred System Employee whose employment was involuntarily terminated by Comcast Subsidiary or its Affiliates.
     (ii) Except for the employees holding the job titles as of the date hereof listed on Schedule 3.1(l)(i) (as previously identified by name to Comcast Subsidiary by TWE), from the date hereof until the Closing neither TWE nor any of its Subsidiaries will hire any Transferred System Employees who are Exempt Employees (other than with the prior written consent of Comcast Subsidiary or to comply with the provisions of Section 3.1(a)); provided that no consent shall be required for TWE or any of its Subsidiaries to hire any Transferred System Employee whose employment was terminated by TWE or any of its Subsidiaries as a result of the permanent elimination of such Transferred System Employee’s position. Except for the employees holding job titles as of the date hereof listed on Schedule 3.1(l)(i) (as previously identified by name to Comcast Subsidiary by TWE), from the Closing until the first anniversary of the Closing neither TWE nor any of its Subsidiaries will hire any Transferred System Employee who is then, or was at the time of resignation from Comcast Subsidiary or one of its Affiliates, an Exempt Employee of Comcast Subsidiary or one of its Affiliates (other than with the prior written consent of Comcast Subsidiary); provided that no consent shall be required for TWE or any of its Subsidiaries to hire any Transferred System Employee, including any Exempt Employee, whose employment was involuntarily terminated by Comcast Subsidiary or one of its Affiliates.”
     “(iii) Notwithstanding the foregoing, advertising through mass media in which an offer of employment, if any, is available to the general public, such as magazines, newspapers and sponsorships of public events, or advertising through a company website or intranet site or through any other website on the internet that is used for advertising or listing jobs, or other customary posting of a position that is simultaneously advertised on a company website or intranet site, in each case that is generally available to employees of TWE and its Affiliates, shall not be prohibited by this Section 3.1(l). Solely for purposes of this Section 3.1(l), Transferred System Employees shall in no event include the beneficiary or dependent of any Transferred System Employee unless such beneficiary or dependent is otherwise a Transferred System Employee.”

          7. The following shall be added as sub-sections (h) and (i) to Section 6.15 of the TWE Redemption Agreement:
     “(h) At the Closing, there will be no SMATV Acquisition that was entered into prior to Closing by TWE or its Controlled Affiliates that, as of the Closing, has not been either (i) consummated (including the payment of all consideration in respect thereof) or (ii) abandoned with no further liability on the part of TWE or its Affiliates.
     (i) In connection with the TWE-A/N Redemption, (i) TWE-A/N Holdco will transfer to TWE-A/N Holdings I and TWE-A/N Holdings II, an undivided 99% interest and an undivided 1% interest, respectively, in certain Transferred Assets, subject to the assumption of a 99% undivided interest and a 1% undivided interest, respectively, in certain Assumed Liabilities, and (ii) TWE-A/N Holdings I and TWE-A/N Holdings II will thereafter transfer their interests in such Transferred Assets, subject to the assumption of their interests in such Assumed Liabilities, to TWE (collectively, the “Undivided Interest Transfers”). The Undivided Interest Transfers will not adversely affect the relevant Transferred Assets or Assumed Liabilities as compared to a direct transfer of 100% of such Transferred Assets and Assumed Liabilities from TWE-A/N Holdco to TWE.”
          8. Section 7.2(j) of the TWE Redemption Agreement shall be deleted and replaced with the following:
     “(j) transfer the employment duties of any employee of a Transferred System who is at the time of such transfer an Exempt Employee from such Transferred System to a different business unit or Subsidiary of TWE or any of its Affiliates; provided, however, that the foregoing shall not apply to any Retained Employees;”
          9. The penultimate sentence of Section 7.9 of the TWE Redemption Agreement shall be deleted and replaced with the following:
     “Except as otherwise agreed in writing, Holdco shall promptly reimburse TWE for the actual out-of-pocket cost to TWE and its Affiliates of providing any Transitional Services.”
          10. The penultimate sentence of Section 12.3 of the TWE Redemption Agreement shall be deleted and replaced with the following:
     “If the Indemnitor is not entitled (or elects not) to assume the defense or continue to control the defense of any Litigation or Franchise Matter as a result of the proviso in the second sentence of this Section 12.3, the Indemnitee shall not settle the Litigation or Franchise Matter in question if the Indemnitor shall have any obligation as a result of such settlement (whether monetary or otherwise) unless such settlement is consented to in writing by the Indemnitor, such consent not to be unreasonably withheld or delayed.”
* * * * *

          Except as specifically amended by this Letter Agreement, the TWC Redemption Agreement and the TWE Redemption Agreement shall each remain in full force and effect and are hereby ratified and confirmed; it being understood that, for the avoidance of doubt, the phrase “the date hereof” and any substantially similar phrase shall be deemed to refer to April 20, 2005. This Letter Agreement shall be construed as one with the TWC Redemption Agreement and TWE Redemption Agreement, as applicable, and each of the TWE Redemption Agreement and the TWE Redemption Agreement shall, where the context requires and as applicable, be read and construed to incorporate the amendments reflected in this Letter Agreement.
          This Letter Agreement shall be governed by and construed in accordance with the TWC Redemption Agreement and the TWE Redemption Agreement, as applicable.
          Any amendment of this Letter Agreement must be in writing. This Letter Agreement may be executed in one or more counterparts, each of which shall be deemed to constitute an original, and all of which, when taken together, shall constitute one agreement. Each party hereto confirms that any facsimile copy of such party’s executed counterpart of this Letter Agreement (or its signature page thereof) shall be deemed to be an executed original thereof.
          THE VALIDITY, PERFORMANCE, AND ENFORCEMENT OF THIS LETTER AGREEMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE PRINCIPLES OF CONFLICTS OF LAW OF SUCH STATE.

          IN WITNESS WHEREOF, each of the undersigned has executed this Letter Agreement as of the day and year first above written.

COMCAST CABLE COMMUNICATIONS HOLDINGS, INC.
By:	/s/ Robert S. Pick
	Name:	Robert S. Pick
	Title:	Senior Vice President

MOC HOLDCO I, LLC
By:	/s/ James P. McCue
	Name:	James P. McCue
	Title:	President

MOC HOLDCO II, INC.
By:	/s/ James P. McCue
	Name:	James P. McCue
	Title:	President

TWE HOLDINGS I TRUST
By:	/s/ Edith E. Holiday
	Name:	Edith E. Holiday, solely in her
capacity as Operating Trustee

TWE HOLDINGS II TRUST
By:	/s/ Edith E. Holiday
	Name:	Edith E. Holiday, solely in her
capacity as Operating Trustee
Letter Amendment to TWC Redemption Agreement and TWE Redemption Agreement

CABLE HOLDCO II INC.
By:	/s/ David E. O’Hayre
	Name:	David E. O’Hayre
	Title:	Executive Vice President, Investments

CABLE HOLDCO III LLC
By:	/s/ David E. O’Hayre
	Name:	David E. O’Hayre
	Title:	Executive Vice President, Investments

TWE HOLDING I LLC
By:	/s/ David E. O’Hayre
	Name:	David E. O’Hayre
	Title:	Executive Vice President, Investments

TIME WARNER CABLE INC.
By:	/s/ David E. O’Hayre
	Name:	David E. O’Hayre
	Title:	Executive Vice President, Investments

TIME WARNER ENTERTAINMENT COMPANY, L.P.
By:	/s/ David E. O’Hayre
	Name:	David E. O’Hayre
	Title:	Executive Vice President, Investments

Letter Amendment to TWC Redemption Agreement and TWE Redemption Agreement

COMCAST CORPORATION
By:	/s/ Robert S. Pick
	Name:	Robert S. Pick
	Title:	Senior Vice President

TIME WARNER INC.
By:	/s/ Michael Del Nin
	Name:	Michael Del Nin
	Title:	Senior Vice President

Letter Amendment to TWC Redemption Agreement and TWE Redemption Agreement